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                                 AMENDMENT TO WARRANT

     THIS AMENDMENT TO WARRANT CERTIFICATE, dated as of the 9th day of July, 1998, by and between AMERICAN CARD TECHNOLOGY, INC., a Delaware corporation (the "Company"), and the undersigned holder (the "Holder").

                                     WITNESSETH:

     WHEREAS, the Company issued to Holder a warrant certificate dated March 3, 1998 (the "Warrant") to purchase 50,000 shares (the "Shares") of the Company's Common Stock, par value $.001 per share ("Common Stock") at an exercise price of eighty percent (80%) of the per share Market Price (as defined in the Warrant) (the "Exercise Price"); and

     WHEREAS, the Company is engaged in effecting an initial public offering of Common Stock (the "IPO") in various states; and

     WHEREAS, in connection with the IPO, securities administrators of certain states have required that the Exercise Price of the outstanding warrants be adjusted in order to permit the IPO to be effected in such states; and

     WHEREAS, the Company is this day effecting a split of its Common Stock of
1.545 to 1 so that each stockholder shall receive an additional six (6) shares of Common Stock for each eleven (11) shares presently held; and

     WHEREAS, in connection with the aforementioned stock split, the Company and Holder desire to memorialize the adjustment in the number of shares of Common Stock which may be purchased by Holder pursuant to the Warrant by a multiple of
1.545 (the "Warrant Shares") as provided for in the Warrant.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto agree as follows:


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     1.   The Warrant is hereby amended as follows:

          (a) Pursuant to Paragraph 7 of the Warrant, as a result of the stock split, the number of Warrant Shares which may be purchased pursuant to the Warrant is hereby adjusted so that the maximum number of shares of Common Stock which may be purchased by Holder pursuant to the Warrant (as set forth in the first paragraph of the Warrant) shall be adjusted by a multiple of 1.545, provided that any fractional share thereby created shall be eliminated by rounding such fraction to the next whole number (the "Adjusted Warrant Share Amount").

          (b) The first sentence of Section 1(a) of the Warrant is hereby deleted in its entirety and the following substituted in lieu therefor:

               "(a) Each Warrant is initially exercisable to purchase one Warrant Share at an initial exercise price per Warrant Share of eighty-five percent (85%) of the per share Market Price (as defined in Section 1(b) hereof) of the Common Stock on the exercise date, subject to adjustment as set forth in Article 7 hereof, payable in cash or by check to the order of the Company, or any combination of cash or check."

          (c) Section 6.1 is hereby deleted in its entirety and the following substituted in lieu therefor:

               "6.1 INITIAL AND ADJUSTED EXERCISE PRICE. The initial exercise price of each Warrant shall be eighty-five percent (85%) of the per share Market Price of the Common Stock on the exercise date, per Warrant Share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Article 7 hereof."

     2. Except as modified hereby, the Warrant remains in full force and effect and is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

Signed, Sealed, and Delivered
in the Presence of:                     AMERICAN CARD TECHNOLOGY, INC.

                                        By:       /s/ Raymond Findley, Jr.
----------------------------                 -----------------------------------
                                             Raymond Findley, Jr.
                                             Its President
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                                        CHAPMAN GROUP, LLC

                                        By:       /s/ Richard J. Shea
----------------------------                 -----------------------------------

                                             Its Designee
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                                        Adjusted Warrant Share Amount: 77,250